Exhibit 10.1

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of April 20, 2022 (the “Second Amendment Effective Date”), is among CIVITAS RESOURCES, INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto (including the New Lenders (as defined below)); and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.        The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested that each of The Toronto-Dominion Bank, New York Branch and Zions Bancorporation, N.A. dba Amegy Bank (each a “New Lender”, and collectively, the “New Lenders”) become a Lender under the Credit Agreement with a Maximum Credit Amount as of the Second Amendment Effective Date in the amounts shown on Schedule 1.2 to the Credit Agreement (as amended hereby).

C.        The parties hereto desire to enter into this Second Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the increase of the Borrowing Base from $1,000,000,000 to $1,700,000,000 as set forth in Section 4.1 hereof and (iii) evidence the increase of the Elected Loan Limit from $800,000,000 to $1,000,000,000 as set forth in Section 4.2 hereof, in each case, as set forth herein and to be effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2.         Amendments as of the Second Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date, in the manner provided in this Section 2.

2.1        Amendments to Credit Agreement. The Credit Agreement (other than the signature pages, Schedules and Exhibits thereto) is hereby amended in its entirety to read as set forth in Annex I attached hereto.

2.2        Schedule 1.1 to the Credit Agreement. Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.1 attached hereto, and Schedule 1.1 attached hereto shall be deemed to be attached as Schedule 1.1 to the Credit Agreement.

2.3        Replacement of Schedule 1.2 to the Credit Agreement. Schedule 1.2 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 1.2 attached hereto, and Schedule 1.2 attached hereto shall be deemed to be attached as Schedule 1.2 to the Credit Agreement. Immediately after giving effect to this Second Amendment and any Borrowings made on the Second Amendment Effective Date, (a) each Lender (including each New Lender) who holds Loans in an aggregate amount less than its Applicable Revolving Credit Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Revolving Credit Percentage of all Loans, (b) each Lender’s (including each New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Revolving Credit Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including each New Lender) equals its Applicable Revolving Credit Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement (prior to giving effect to the Second Amendment) as a result of the reallocation of Loans and adjustments described in this Section 2.3 or the conversion of Loans pursuant to Section 3 hereof.

2.4        Schedule 7.14 to the Credit Agreement. Schedule 7.14 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 7.14 attached hereto, and Schedule 7.14 attached hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.

2.5        Exhibit B to the Credit Agreement. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit B attached hereto, and Exhibit B attached hereto shall be deemed to be attached as Exhibit B to the Credit Agreement.

Section 3.          Outstanding Eurodollar Loans. Notwithstanding anything to the contrary set forth in this Second Amendment or the Credit Agreement, as amended hereby, the parties hereto agree and acknowledge that all “Eurodollar Loans” (under and as defined in the Credit Agreement immediately prior to giving effect to the Second Amendment) that are outstanding immediately prior to the effectiveness of the Second Amendment (if any) shall, on the Second Amendment Effective Date, be rearranged and converted into new Term Benchmark Loans with the Interest Periods indicated in any Revolving Credit Borrowing Request delivered to the Administrative Agent pursuant to Section 2.03 of the Credit Agreement and/or ABR Loans, in each case, in connection with the reallocations and adjustments set forth in Section 2.3 hereof, and which Loans shall thereafter be subject to the terms and conditions of the Credit Agreement, as amended hereby.

Section 4.         Borrowing Base and Election of Elected Loan Limit.

4.1        Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and each of the Lenders (including the New Lenders) hereby agrees that, effective as of the Second Amendment Effective Date, the Borrowing Base is hereby increased from $1,000,000,000 to $1,700,000,000, and the Borrowing Base shall remain at $1,700,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The redetermination of the Borrowing Base provided for in this Section 4.1 shall constitute the Scheduled Redetermination scheduled for on or about April 1, 2022 for purposes of Section 2.06 of the Credit Agreement.

4.2        Election of Elected Loan Limit. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and in connection with the Borrowing Base increase provided for in Section 4.1 hereof, the Administrative Agent, the Lenders (including the New Lenders) and the Borrower agree that the Elected Loan Limit shall be increased from $800,000,000 to $1,000,000,000, and shall remain at $1,000,000,000 until subsequently decreased or increased pursuant to Section 2.01(b) of the Credit Agreement.

Section 5.          Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

5.1        Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment from (a) each of the Credit Parties and (b) each of the Lenders (including the New Lenders).

5.2        Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including the Upfront Fees (as defined below).

5.3        Upfront Fees. The Administrative Agent shall have received, for the for the account of each of the Increasing Lenders (as defined below), upfront fees (the “Upfront Fees”) in an aggregate amount for each such Increasing Lender equal to fifty-two and one-half basis points (0.525%) of the amount of such Increasing Lender’s Increased Commitment (as defined below). As used herein, “Increasing Lender” means each Lender (including each New Lender) whose Commitment after giving effect to this Second Amendment exceeds such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to this Second Amendment, and “Increased Commitment” means the amount of such excess. The entire amount of the Upfront Fees will be fully earned and shall be due and payable in full on, and subject to the occurrence of, the Second Amendment Effective Date.

5.4        Notes. The Administrative Agent shall have received duly executed Revolving Credit Notes (or any amendment and restatement thereof, as the case may be) payable to each Revolving Credit Lender (including each New Lender) requesting a Revolving Credit Note (to the extent requested at least two (2) Business Days prior to the Second Amendment Effective Date) dated as of the date hereof.

5.5        Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 6.         Joinder of New Guarantor.

6.1       Notice of New Restricted Subsidiary. The Borrower hereby notifies the Administrative Agent and the Lenders that it has acquired Civitas North, LLC, a Colorado limited liability company (formerly known as Bison Oil & Gas II, LLC) (“Civitas North”). On the date that is thirty (30) calendar days after the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), (a) the Borrower will have caused Civitas North to Guarantee the Obligations pursuant to the Guarantee Agreement and (b) the Administrative Agent shall have received executed copies of the supplements and other items as more fully described in the second sentence of Section 8.14(b) of the Credit Agreement.

6.2       Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment and notwithstanding any limitations set forth in the Credit Agreement and subject to the satisfaction of the conditions precedent in Section 5 hereof, the Lenders party hereto waive (a) any Default or Event of Default caused by the Borrower’s failure to cause Civitas North to become a Credit Party under the Credit Agreement, to Guarantee the Obligations, to provide Collateral and to otherwise comply with Section 8.14(b) of the Credit Agreement, in each case, as and when required by Section 8.14(b) of the Credit Agreement and (b) any other Default or Event of Default directly related to or resulting from such failure; provided that nothing contained in this Section 6.2, nor any past indulgence by the Administrative Agent or any Lender nor any other action or inaction on behalf of the Administrative Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Credit Parties which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document, or which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall this limited waiver constitute a course of conduct or dealing among the parties. Other than as expressly set forth in Section 6.1 hereof, the Administrative Agent and the Lenders shall have no obligation to grant any future extensions, waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document, and the parties hereto agree that this limited waiver shall not waive, affect or diminish any right of the Administrative Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.

Section 7.         New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 8.         Miscellaneous.

8.1        Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.2        Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof and the provisions set forth in Section 6 hereof except (i)  to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Event of Default exists.

8.3          Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Second Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

8.4         No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connections herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. there are no subsequent oral Agreements Between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

8.5          Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

8.6          Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.7          Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8          Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	CIVITAS RESOURCES, INC.

	By:	/s/ Marianella Foschi
	Name:	Marianella Foschi
	Title:	Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC
HOLMES EASTERN COMPANY, LLC
ROCKY MOUNTAIN INFRASTRUCTURE, LLC
HIGHPOINT RESOURCES CORPORATION
HIGHPOINT OPERATING CORPORATION
FIFTH POCKET PRODUCTION, LLC
EXTRACTION OIL & GAS, INC.
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
TABLE MOUNTAIN RESOURCES, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XTR MIDSTREAM, LLC
7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
XOG SERVICES, LLC
RAPTOR CONDOR MERGER SUB 2, LLC
CRESTONE PEAK RESOURCES GP INC.
CRESTONE PEAK RESOURCES LLC
CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC
CRESTONE PEAK RESOURCES OPERATING LLC
CRESTONE PEAK RESOURCES MIDSTREAM LLC
CRESTONE PEAK RESOURCES HOLDINGS LLC
COLLEGIATE HOLDINGS LLC
CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC
CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC
CRESTONE PEAK RESOURCES LP

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Authorized Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

FIFTH THIRD BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

PNC BANK,
NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

TRUIST BANK,
as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a New Lender

By:	/s/ Michael Borowiecki
Name:	Michael Borowiecki
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK,
as a New Lender

By:	/s/ Kevin Donaldson
Name:	Kevin Donaldson
Title:	SVP

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

BOKF, N.A.,
as Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Portfolio Manager

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.